UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 20, 2019

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Donald E. Brandt

On August 20, 2019, Pinnacle West Capital Corporation (“Pinnacle West”) and Arizona Public Service Company (“APS”) announced that Donald E. Brandt will retire from his positions as Chairman of the Board, President, Chief Executive Officer and member of the Board of Directors of Pinnacle West and as Chairman of the Board, Chief Executive Officer and member of the Board of Directors of APS effective November 15, 2019. A copy of the press release discussing Mr. Brandt’s retirement is attached to this Current Report on Form 8-K as Exhibit 99.1.

(c) Appointment of Jeffrey B. Guldner

On August 20, 2019, the Board of Directors of Pinnacle West appointed Jeffrey B. Guldner (age 54) to replace Mr. Brandt as Chairman of the Board, President, and Chief Executive Officer of Pinnacle West effective November 15, 2019 and the Board of Directors of APS appointed Mr. Guldner to replace Mr. Brandt as Chairman of the Board and Chief Executive Officer of APS effective November 15, 2019. Mr. Guldner was appointed President of APS in December 2018. Mr. Guldner was appointed Executive Vice President, Public Policy of Pinnacle West in May 2017 and will serve in that position until November 2019. Mr. Guldner served as Executive Vice President, Public Policy of APS from May 2017 to December 2018. Mr. Guldner served as General Counsel of Pinnacle West and APS from May 2017 to August 2018. Mr. Guldner served as Senior Vice President, Public Policy of APS from February 2014 to May 2017.

(d) Appointment of a new Director

The Board of Directors of Pinnacle West appointed Jeffrey B. Guldner to the Board of Directors effective August 20, 2019. Mr. Guldner was also appointed to the Board of Directors of APS effective August 20, 2019.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Press Release Regarding Retirement of Donald E. Brandt and Appointment of Jeffrey B. Guldner

104	Pinnacle West APS	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 21, 2019	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: August 21, 2019	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer